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                                                                  EXHIBIT (4)(d)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY,               STRATEGIC PARTNERS(SM)
a Prudential Financial company                           ANNUITY ONE APPLICATION
                                      Flexible Payment Variable Deferred Annuity
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   On these pages, I, you,and your refer to the contract owner. We, us, and our refer to Pruco Life Insurance Company of New Jersey.
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1  CONTRACT OWNER INFORMATION

   Contract number (if any) _____________________________

   [ ] Individual  [ ] Corporation  [ ] UGMA/UTMA  [ ] Other

   TRUST: [ ] Grantor [ ] Revocable [ ] Irrevocable

   TRUST DATE (mo., day, yr.)_____  _____  _________

   If a corporation or trust is indicated above, please check the following as it applies. If neither box is checked, we will provide annual tax reporting for the increasing value of the contract.

   [ ] Tax-exempt entity under Internal Revenue Code 501

   [ ] Trust acting as agent for an individual under Internal Revenue Code 72(u)

   Name of owner (first, middle initial, last name)
   _____________________________________________________________________________

   Street                                                      Apt.
   ________________________________________________________    _________________

   City                                          State      ZIP code
   __________________________________________    ________   _________-__________

   Social Security number/EIN   Date of birth (mo., day, year)  Telephone number
   __________________________   _________ _________ __________  ____ ____-______

   A. [ ] Female
      [ ] Male

   B. [ ] U.S. citizen    [ ] I am not a U.S. person (including resident alien).
      [ ] Resident alien      I am a citizen of
                              __________________________________________________
                              Attach the applicable IRS Form W-8(BEN, ECI, EXP,
                              IMY).
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2  JOINT OWNER INFORMATION (if any) Do not complete if you are opening an IRA.

   Unmarried persons who wish to own the contract jointly should consult with their tax adviser.

   Name of joint owner, if any (first, middle initial, last name)
   _____________________________________________________________________________

   Street (Leave address blank if same as owner.)              Apt.
   ________________________________________________________    _________________

   City                                          State      ZIP code
   __________________________________________    ________   _________-__________

   Social Security number/EIN   Date of birth (mo., day, year)  Telephone number
   __________________________   _________ _________ __________  ____ ____-______

   A. [ ] Female
      [ ] Male

   B. [ ] U.S. citizen    [ ] I am not a U.S. person (including resident alien).
      [ ] Resident alien      I am a citizen of
                              __________________________________________________
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3  ANNUITANT INFORMATION Do not complete if you are opening an IRA.

   This section must be completed only if the annuitant is not the owner or if the owner is a trust or a corporation.

   Name of annuitant (first, middle initial, last name)
   _____________________________________________________________________________

   Street (Leave address blank if same as owner.)              Apt.
   ________________________________________________________    _________________

   City                                          State      ZIP code
   __________________________________________    ________   _________-__________

   Social Security number       Date of birth (mo., day, year)  Telephone number
   __________________________   _________ _________ __________  ____ ____-______

   A. [ ] Female
      [ ] Male

   B. [ ] U.S. citizen    [ ] I am not a U.S. person (including resident alien).
      [ ] Resident alien      I am a citizen of
                              __________________________________________________
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Pruco Corporate Office: Pruco Life Insurance Company                  Ed. 5/2003
of New Jersey, Newark, NJ 07102
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ORD 99730 New York-1               Page 1 of 6
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4  CO-ANNUITANT INFORMATION (if any) Do not complete if you are opening an IRA or if the contract will be owned by a corporation or trust.

   Name of co-annuitant (first, middle initial, last name)
   _____________________________________________________________________________

   Social Security number       Date of birth (mo., day, year)  Telephone number
   __________________________   _________ _________ __________  ____ ____-______

   A. [ ] Female
      [ ] Male

   B. [ ] U.S. citizen    [ ] I am not a U.S. person (including resident alien).
      [ ] Resident alien      I am a citizen of
                              __________________________________________________
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5  BENEFICIARY INFORMATION Please add additional beneficiaries in section 18.

   [X] PRIMARY CLASS

   Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.
   _____________________________________________________________________________

   TRUST: [ ] Revocable   [ ] Irrevocable  Trust date (mo., day, year)__ __ ____

   Beneficiary's relationship to owner__________________________________________

   Social Security number_______________________________________________________

   CHECK ONLY ONE: [ ] Primary class   [ ] Secondary class

   Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.

   TRUST: [ ] Revocable   [ ] Irrevocable  Trust date (mo., day, year)__ __ ____

   Beneficiary's relationship to owner__________________________________________

   Social Security number_______________________________________________________
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6  ELECTION OF CREDIT

   Complete this section if you want to elect Credit. The election of Credit to each purchase payment results in a higher insurance and administrative cost and higher withdrawal charges than if the Credit was not elected. The Credit that is allocated to the contract vests upon expiration of the the Right to Cancel period. We reserve the right to recapture any Credit granted within one year of the date of the owner's death.

   [ ] Yes, I want Credit.
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7  INCOME BENEFITS

   Check all that apply. The cost of each benefit is in parentheses immediately following the option. ONCE ELECTED, THE GUARANTEED MINIMUM INCOME BENEFIT
   (GMIB) CANNOT BE REVOKED.

   [ ] Yes, I would like to elect a Guaranteed Minimum Income Benefit (GMIB).
       (0.45%)

   [ ] Yes, I would like to elect the Income Appreciator Benefit (IAB). (0.25%)
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8  DEATH BENEFIT

   THIS SECTION MUST BE COMPLETED. Check one of the Death Benefit options below. The cost of each benefit is in parentheses immediately following the option.

   [ ] Base Death Benefit. (1.40% without credit; 1.50% with credit)

   [ ] Guaranteed Minimum Death Benefit (GMDB) with an annual Step-Up option.
       (1.65% without credit; 1.75% with credit)

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9  TYPE OF PLAN AND SOURCE OF FUNDS (minimum of $10,000)

   PLAN TYPE. Check only one:

   [ ] Non-qualified   [ ] Traditional IRA   [ ] Custodial account
   -----------------------------------------------------------------------------
   SOURCE OF FUNDS. Check all that apply:

   [ ] Total amount of the check(s)
       included with this application.
       (Make checks payable to Prudential.)  $______,_________,___________._____

   [ ] IRA Rollover                          $______,_________,___________._____

   If Traditional IRA new contribution(s) for the current and/or previous year, complete the following:
   $____,___________._______ Year___________ $______,________.______ Year_______

   [ ] 1035 Exchange (non-qualified only),
        estimated amount:                 $ _______,_________,___________.______

   [ ] IRA Transfer (qualified),
       estimated amount:                  $ _______,_________,___________.______

   [ ] Direct Rollover (qualified),
       estimated amount:                  $ _______,_________,___________.______
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ORD 99730 New York-1               Page 2 of 6                        Ed. 5/2003
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10 PURCHASE PAYMENT ALLOCATION(S)

   Please write in the percentage of your payment that you want to allocate to the following options. total must equal 100 percent. IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED BELOW, THE APPLICANT MUST INITAL THE CHANGES.

----------------------------------------------------------------------
INTEREST RATE OPTIONS                              CODES           %
----------------------------------------------------------------------
1 Year Fixed-Rate Option                           1YRFXD
----------------------------------------------------------------------
Dollar Cost Averaging (DCA) 6 Month*               DCA6
----------------------------------------------------------------------
Dollar Cost Averaging (DCA) 12 Month*              DCA12
----------------------------------------------------------------------
2 Year Market Value Adjustment Option**            2YRMVA
----------------------------------------------------------------------
3 Year Market Value Adjustment Option**            3YRMVA
----------------------------------------------------------------------
4 Year Market Value Adjustment Option**            4YRMVA
----------------------------------------------------------------------
5 Year Market Value Adjustment Option**            5YRMVA
----------------------------------------------------------------------
6 Year Market Value Adjustment Option**            6YRMVA
----------------------------------------------------------------------
7 Year Market Value Adjustment Option**            7YRMVA
----------------------------------------------------------------------
8 Year Market Value Adjustment Option**            8YRMVA
----------------------------------------------------------------------
9 Year Market Value Adjustment Option**            9YRMVA
----------------------------------------------------------------------
10 Year Market Value Adjustment Option**           10YMVA
----------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS
----------------------------------------------------------------------
Prudential Equity Portfolio                        STOCK
----------------------------------------------------------------------
Prudential Global Portfolio                        GLEQ
----------------------------------------------------------------------
Prudential Jennison Portfolio                      GROWTH
----------------------------------------------------------------------
Prudential Money Market Portfolio                  MMKT
----------------------------------------------------------------------
Prudential Stock Index Portfolio                   STIX
----------------------------------------------------------------------
Prudential Value Portfolio                         HIDV
----------------------------------------------------------------------
SP Aggressive Growth Asset
Allocation Portfolio                               AGGGW
----------------------------------------------------------------------
SP AIM Aggressive Growth Portfolio                 AIMAG
----------------------------------------------------------------------
SP AIM Core Equity Portfolio                       AIMCEP
----------------------------------------------------------------------
SP Alliance Large Cap Growth Portfolio             LARCP
----------------------------------------------------------------------
SP Alliance Technology Portfolio                   ALLTC
----------------------------------------------------------------------
SP Balanced Asset Allocation Portfolio             BALAN
----------------------------------------------------------------------
SP Conservative Asset Allocation Portfolio         CONSB
----------------------------------------------------------------------
SP Davis Value Portfolio                           VALUE
----------------------------------------------------------------------
SP Deutsche International Equity Portfolio         DEUEQ
----------------------------------------------------------------------
SP Growth Asset Allocation Portfolio               GRWAL
----------------------------------------------------------------------
SP INVESCO Small Company Growth Portfolio          VIFSG
----------------------------------------------------------------------
SP Jennison International Growth Portfolio         JENIN
----------------------------------------------------------------------
SP Large Cap Value Portfolio                       LRCAP
----------------------------------------------------------------------
SP MFS Capital Opportunities Portfolio             MFSCO
----------------------------------------------------------------------
SP Mid Cap Growth Portfolio                        MFSMC
----------------------------------------------------------------------
SP PIMCO High Yield Portfolio                      HIHLD
----------------------------------------------------------------------
SP PIMCO Total Return Portfolio                    RETRN
----------------------------------------------------------------------
SP Prudential U.S. Emerging Growth Portfolio       EMRGW
----------------------------------------------------------------------
SP Small/Mid Cap Value Portfolio                   SMDVL
----------------------------------------------------------------------
SP Strategic Partners Focus Growth Portfolio       STRPR
----------------------------------------------------------------------
Janus Aspen Series Growth Portfolio-Service
Shares                                             JANSR
----------------------------------------------------------------------
TOTAL                                                            100%
----------------------------------------------------------------------

* THE DOLLAR EQUIVALENT OF THE PERCENTAGE ALLOCATED MUST EQUAL AT LEAST $2,000.

** THE DOLLAR EQUIVALENT OF THE PERCENTAGE ALLOCATED MUST EQUAL AT LEAST $1,000.

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11 DOLLAR COST AVERAGING PROGRAM

   If you elect to use more than one Dollar Cost Averaging option, you must also complete a Request for Cost Averaging Enrollment or Change form (ORD 78275).

   [ ] DOLLAR COST AVERAGING: I authorize Prudential to automatically transfer funds as indicated below.

       TRANSFER FROM:(You cannot transfer from the 1 Year Fixed-Rate Option.)

       *If you selected the DCA6 or DCA12 option in section 10, only complete the TRANSFER TO information.

       Option code:_____________  $________,__________,_________. OR _________ %

       TRANSFER FREQUENCY:   [ ] Annually     [ ] Semiannually
                             [ ] Quarterly    [ ] Monthly

       TRANSFER TO: (You cannot transfer to the DCA Interest Rate options or any of the Market Value Adjustment options.)

       The total of the two columns must equal 100 percent.

       OPTION CODE            PERCENT        OPTION CODE             PERCENT
       __________________     __________ %   ___________________     ________ %
       __________________     __________ %   ___________________     ________ %
       __________________     __________ %   ___________________     ________ %

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ORD 99730 New York-1               Page 3 of 6                        Ed. 5/2003
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12 AUTO-REBALANCING

   [ ] AUTO-REBALANCING: I want to maintain my allocation percentages. Please have my portfolio mix automatically adjusted as allocated in section 10 under my variable investment options.

       Adjust my portfolio:  [ ] Annually     [ ] Semiannually
                             [ ] Quarterly    [ ] Monthly

       Please specify the start date if different than the contract date:
       _________  ______  ___________
       month      day     year
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13 AUTOMATED WITHDRAWALS

   [ ] AUTOMATED WITHDRAWAL: I would like to elect automatic withdrawals from my annuity contract.

       Automated withdrawals can be made monthly, quarterly, semiannually, or annually. The amount of each withdrawal must be at least $100. You must complete the Request for Partial or Automated Withdrawal form (ORD 78276) in order to specify start date, frequency, and amount of withdrawals.

       NOTE:AUTOMATIC WITHDRAWALS CANNOT BE USED TO CONTINUE THE CONTRACT BEYOND THE MATURITY DATE. ON THE MATURITY DATE THE CONTRACT MUST ANNUITIZE.
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14 REPLACEMENT QUESTIONS AND DISCLOSURE STATEMENT

   THIS DISCLOSURE STATEMENT SECTION MUST BE COMPLETED IF STATE REPLACEMENT REGULATIONS REQUIRE. (Check one):

   [ ] I do have existing life insurance policies or annuity contracts. (You must complete the Important Disclosure Notice Regarding Replacement form (COMB 89216 NY), whether or not this transaction is considered Statement a replacement.)

   [ ] I do not have existing life insurance policies or annuity contracts.

   Will the proposed annuity contract replace any existing insurance policy(ies) or annuity contract(s)?

   [ ] Yes  [ ] No

   If "Yes," provide the following information for each policy or contract and attach all applicable Prudential disclosure and state replacement forms.

   Company name
   _____________________________________________________________________________

   Policy or contract number   Year of issue (mo., day, year)
   _________________________   ________  ________  __________

   Name of plan (if applicable)
   ____________________________
   -----------------------------------------------------------------------------
   REPRESENTATIVE'S QUESTION

   THIS QUESTION MUST BE COMPLETED BY THE REPRESENTATIVE.

   Do you have, from any source, facts that any person named as the owner above is replacing or changing any current insurance or annuity in any company?

   [ ] Yes   [ ] No
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15 SIGNATURE(S)

   If applying for an IRA, I acknowledge receiving an IRA disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, the ability to transfer among investment options without sales or withdrawal charges, and other features as described in the prospectus.

   No representative has the authority to make or change a contract or waive any of the contract rights.

   I understand that if I have purchased another non-qualified annuity from Prudential or an affiliated company this calendar year that they will be considered as one contract for tax purposes.

   I believe that this contract meets my needs and financial objectives. Furthermore, I (1) understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2) acknowledge receipt of the current prospectus for this contract and the variable investment options.

   [ ] If this application is being signed at the time the contract is delivered, I acknowledge receipt of the contract.

   [ ] Check here to request a Statement of Additional Information.

                                                                     (continued)
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ORD 99730 New York-1               Page 4 of 6                         Ed.5/2003
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15 SIGNATURE(S) (continued)

   MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR IN WHICH THE FUNDS ARE PAID TO PRUDENTIAL:

   I understand it is my responsibility to remove the minimum distribution from the purchase payment PRIOR TO sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner has satisfied their required minimum distributions from other IRA funds.

   By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es) the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract, including the right to make purchase payments to the contract.

   We must have both the owner's and annuitant's signatures even if this contract is owned by a trust, corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.

   THOSE AMOUNTS ALLOCATED TO ANY MVA OPTION WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT IF WITHDRAWN OR TRANSFERRED AT ANY TIME OTHER THAN DURING THE 30-DAY PERIOD FOLLOWING THE INTEREST CELL'S MATURITY. A MARKET VALUE ADJUSTMENT CAN BE A POSITIVE OR NEGATIVE ADJUSTMENT. THERE IS NO MARKET VALUE ADJUSTMENT AT DEATH.

   I hereby represent that my answers to the questions on this application are correct and true to the best of my knowledge and belief. I acknowledge receipt of current product and fund prospectuses.

   ___________________________________________________
   SIGNED AT (CITY, STATE)

   X__________________________________________________    _______  _____  ______
    Contract owner's signature and date                   month    day    year

   X__________________________________________________    _______  _____  ______
    Joint owner's signature (if applicable) and date      month    day    year

   X__________________________________________________    _______  _____  ______
    Annuitant's signature (if applicable) and date        month    day    year

   X__________________________________________________    _______  _____  ______
    Co-annuitant's signature (if applicable) and date     month    day    year

   OWNER'S TAX CERTIFICATION
   -----------------------------------------------------------------------------
   Under penalty of perjury, I certify that the taxpayer identification number
   (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status. I [ ] HAVE [ ] HAVE NOT (check one) been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.
   -----------------------------------------------------------------------------

   X__________________________________________________    _______  _____  ______
    Contract owner's signature and date                   month    day    year

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ORD 99730 New York-1               Page 5 of 6                        Ed. 5/2003
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16 REPRESENTATIVE'S SIGNATURE(S)

   Commission Option (For Retail Distribution only. Choose one.):

   1. [ ] No Trail    2. [ ] Mid Trail    3. [ ] High Trail

   Note: If an option is not selected, the default option will be Option 1.

   This application is submitted in the belief that the purchase of this contract is appropriate for the applicant based on the information provided and as reviewed with the applicant. Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

   The representative hereby certifies that all information contained in this application is true to the best of his or her knowledge.

    ___________________________________________      ___________________________
    Representative's name (Please print)             Rep's contract/FA number

   X___________________________________________   ________  _________  _________
    Representative's signature and date           month     day        year

    ___________________________________________      ___________________________
    Second representative's name (Please print)      Rep's contract/FA number

   X___________________________________________   ________  _________  _________
    Second representative's signature and date    month     day        year

    ___________________________________________   ______  ________-_____________
    Branch/field office name and code             Representative's telephone
                                                  number

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17 ADDITIONAL REMARKS

   ANY REMARKS ENTERED INTO THIS SECTION MUST BE INITIALED AND DATED BY ALL PERSONS WHO HAVE SIGNED THIS APPLICATION IN SECTIONS 15 AND 16.

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

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   STANDARD  PRUDENTIAL ANNUITY SERVICE    OVERNIGHT  PRUDENTIAL ANNUITY SERVICE
   MAIL TO:  CENTER                        MAIL TO:   CENTER
             PO BOX 7590                              2101 WELSH ROAD
             PHILADELPHIA, PA 19101                   DRESHER, PA 19025

   If you have any questions, please call the Prudential Annuity Service Center at (888) 778-2888, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern time.
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ORD 99730 New York-1               Page 6 of 6                        Ed. 5/2003
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